SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 26, 2003


           CARNIVAL CORPORATION                           CARNIVAL PLC
           --------------------                           ------------
         (Exact name of registrant                  (Exact name of registrant
         as specified in its charter)              as specified in its charter)

            REPUBLIC OF PANAMA                          ENGLAND AND WALES
            ------------------                          -----------------
       (State or other jurisdiction               (State or other jurisdiction
             of incorporation)                            of incorporation)

                  1-9610                                     1-15136
                  ------                                     -------
         (Commission File Number)                    (Commission File Number)

               59-1562976                                     NONE
               ----------                                     ----
             (I.R.S. Employer                            (I.R.S. Employer
            Identification No.)                         Identification No.)

                                                         CARNIVAL HOUSE
         3655 N.W. 87TH AVENUE,                        5 GAINSFORD STREET
        MIAMI, FLORIDA 33178-2428                    LONDON SE1 2NE, ENGLAND
        -------------------------                    ------------------------
      (Address of principal executive            (Address of principal executive
                  offices)                                   offices)

              (305) 599-2600                           011 44 20 7805 1200
              --------------                           -------------------
       (Registrant's telephone number,          (Registrant's telephone number,
             including area code)                      including area code)


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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 26, 2003, Carnival Corporation & plc issued a press release announcing the appointment of John P. McNulty to its boards of directors. The press release announcing the appointment is attached as Exhibit 99.1 to this report and is incorporated in this item by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.1     Press Release of Carnival Corporation & plc dated June 26, 2003

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



CARNIVAL CORPORATION                       CARNIVAL PLC



By:   /s/ Gerald R. Cahill                 By:   /s/ Gerald R. Cahill
   ----------------------------------         ----------------------------------
   Name:  Gerald R. Cahill                    Name:  Gerald R. Cahill
   Title: Senior Vice President               Title: Senior Vice President
          Finance and Chief                          Finance and Chief
          Financial and Accounting                   Financial and Accounting
          Officer                                    Officer


Date:  June 27, 2003                       Date:  June 27, 2003

                                  Exhibit List


EXHIBIT                                    DESCRIPTION
-------                                    -----------
99.1            Press Release of Carnival Corporation & plc dated June 26, 2003.